File No. 2-99356
                                                   Rule No. 497(e)


                   STEIN ROE MUNICIPAL TRUST
             Stein Roe Municipal Money Market Fund
             Stein Roe Intermediate Municipals Fund
               Stein Roe Managed Municipals Fund
              Stein Roe High-Yield Municipals Fund

         Supplement to Prospectus dated November 1, 1995

     Effective February 1, 1996, the Telephone Redemption by Wire Privilege, which is currently available to shareholders of Municipal Money Market Fund, described on pages 29 and 33 of this prospectus, is now available for shareholders of all Funds. The Privilege permits you to request a redemption from your Fund account by phone and have the proceeds wired to your account at a commercial bank, previously designated by you, that is a member of the Federal Reserve System. The wire fee (currently $3.50 per transaction) will be deducted from the amount wired. If you also establish the Electronic Transfer Privilege, the bank account that you designate for both Privileges must be the same. There is a $1,000 minimum and a $100,000 maximum amount on each Telephone Redemption by Wire for shareholders of Intermediate Municipals Fund, Managed Municipals Fund, and High-Yield Municipals Fund.

       The Date of this Supplement is February 1, 1996